UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 9, 2004



                             ADSOUTH PARTNERS, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                ------------------------------------------------
                 (State or other jurisdiction of incorporation)


                      0-33135                    68-0448219
     -----------------------------------------------------------------------
     (Commission File Number)           (I.R.S. Employer Identification No.)



              2600 MICHELSON, 17TH FLOOR, IRVINE, CALIFORNIA  92612
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code:  (949) 852-3588


                             ZENITH TECHNOLOGY, INC.
                ------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Effective for its fiscal year commencing January 1, 2004, Adsouth Partners, Inc., formerly Zenith Technology, Inc. (the "Company"), has changed its independent auditors from Stonefield Josephson, Inc. (the "Former Accountant") to Marcum & Kliegman LLP (the "New Accountant").

The Former Accountant for the Company was dismissed on February 9, 2004. The report of the Former Accountant for the balance sheet of the Company as of December 31, 2002, and the related statements of operations, stockholders' deficit, and cash flows for each of the two years in the period ended December 31, 2002, did not contain an adverse opinion or a disclaimer of an opinion, nor was it modified as to audit scope or accounting principles. The opinion was, however, qualified by the assumption that the Company will continue as a going concern on the basis that: (1) the Company has incurred net losses from operations, (2) has had negative cash flows from operations, and (3) has a net capital deficiency. The opinion of the Former Accountant as of December 31, 2002 states that these conditions raise substantial doubt about the Company's ability to continue as a going concern.

The decision to change accountants was approved by the Company's Board of Directors. The Company has no audit committee.

During each of the two years during the period ended December 31, 2002, and throughout the subsequent interim period since December 31, 2002, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. None of the events described in Item 304 (a)(i)(v) of Regulation S-B promulgated under the Securities Act of 1933, as amended, occurred during the Company's two most recent fiscal years and the subsequent interim period since December 31, 2002 through the date of this Report.

The New Accountant was engaged by letter dated January 30, 2004 to audit the Company's financial statements for its fiscal year ended December 31, 2003, and the change of auditors became effective as of February 9, 2004.

ITEM  7.       FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits

16.1     Letter  regarding  change  in  certifying  accountant.

99.3     Opinion  of  Stonefield  Josephson,  Inc.,  Independent  Certified
Accountants  for  the  year  ended  December  31,  2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   February  13,  2004

ADSOUTH  PARTNERS,  INC.

By:     /s/  John  P.  Acunto
        Chief  Executive  Officer


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